                                                                      EXHIBIT 24

                       POWER OF ATTORNEY WITH RESPECT TO
                   ANNUAL REPORT OF TECUMSEH PRODUCTS COMPANY
                ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002

         Each of the undersigned, a director or officer of TECUMSEH PRODUCTS COMPANY, appoints each of Todd W. Herrick and David W. Kay as his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable TECUMSEH PRODUCTS COMPANY to comply with the Securities Exchange Act of 1934, and with any requirements of the Securities and Exchange Commission, in connection with the Annual Report of TECUMSEH PRODUCTS COMPANY on Form 10-K for the year ended December 31, 2002 and any and all amendments thereto, including, but not limited to, power and authority to sign his name (whether on behalf of TECUMSEH PRODUCTS COMPANY, or as a director or officer of TECUMSEH PRODUCTS COMPANY, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that either of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

Signature                                                  Date


          /s/ TODD W. HERRICK                              February 26, 2003
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Todd W. Herrick


           /s/ DAVID W. KAY                                February 26, 2003
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David W. Kay


         /s/ J. RUSSELL FOWLER                             February 26, 2003
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J. Russell Fowler


        /s/ STEPHEN L. HICKMAN                             February 26, 2003
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Stephen L. Hickman


          /s/ PETER M. BANKS                               February 26, 2003
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Peter M. Banks


          /s/ JON E. BARFIELD                              February 26, 2003
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Jon E. Barfield


        /s/ RALPH W. BABB, JR.                             February 26, 2003
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Ralph W. Babb, Jr.